___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2015

CHERUBIM INTERESTS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-150061	98-0585268
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1304 Norwood Dr. Bedford Texas		76022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (844) 842-8872

___________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.03

Material Modification to Rights of Security Holders

On October 14, 2015, the Board of Directors of Cherubim Interests, Inc. (the “Company”) approved the amendment and restatement of the Company’s Articles of Incorporation attached hereto as Exhibit 3(i) (the “Restatement”). The purpose of the Restatement was to:

i.

Increase the number of authorized shares of Common Stock to 5,000,000,000;

ii.

Increase the number of authorized shares of Preferred Stock to 50,000,000;

iii.

Set the par value of the Common and Preferred Stock to $0.00001;

iv.

Authorize the Board of Directors to issue “blank check” Preferred Stock and fix the rights, preferences, privileges, qualifications, limitations, and restrictions of any Preferred Stock issued by the Company, including the number of shares constituting any series or the designation of such series.

Also on October 14, 2015, the Board of the Company approved the amendment and restatement of the Certificates of Designation to the Articles of Incorporation of the Company’s Series A and B Preferred Stock (“the Preferred Classes”).  The rights, preferences, privileges, restrictions and characteristics of the Preferred Classes are detailed in the Amended Certificate of Designation to the Articles of Incorporation filed hereto as exhibits 3(ii) and 3(iii) to this filing.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As noted in Item 3.03 above, on October 14, 2015, the Board of Directors approved Restatement as more particularly described in Item 3.03 above.

As noted in Item 3.03, on August 6, 2015, the Board of Directors of the Company approved the creation of the Preferred Classes.  The rights, preferences, privileges, restrictions and characteristics of the Preferred Classes are detailed in the Certificates of Designation to the Articles of Incorporation filed hereto as exhibits to this filing.

Item 5.07

Submission of Matters to a Vote of Security Holders

On October 14, 2015, the Board of Directors and holders of a majority of the voting rights of the Company’s capital stock approved the Restatement as more particularly described in Item 3.03 above.

Item 8.01

Other Events

On October 14, 2015, the Company declared a dividend of 1 Series B Preferred share per 100,000 shares of common stock to the owners of record as of the close of business on October 14, 2015.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits.

3(i)

Amended and Restated Articles of Incorporation of Cherubim Interests, Inc.

3(ii)

Amended and Restated Certificate of Designation for Series A Preferred Stock.

3(iii)

Amended and Restated Certificate of Designation for Series B Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHERUBIM INTERESTS, INC.

Date:  October 15, 2015

By:  /s/ Patrick Johnson

        Patrick Johnson, Chief Executive Officer